UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

May 18, 2010

SMTC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-31051	98-0197680
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

635 Hood Road

Markham, Ontario, Canada L3R 4N6

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (905) 479-1810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 18, 2010, SMTC Corporation and certain of its subsidiaries based in the United States (the “US Obligors”) entered into a letter agreement that amends the terms of the Second Amended and Restated US Loan Agreement dated as of August 7, 2008, as amended by letter agreements dated April 2, 2009, August 4, 2009 and December 4, 2009, among SMTC Manufacturing Corporation of California, SMTC Manufacturing Corporation of Massachusetts, SMTC Mex Holdings, Inc., Export Development Canada (“EDC”) and Wachovia Capital Financial Corporation (Central) (the “U.S. Facility”). Also on May 18, 2010, SMTC Manufacturing Corporation of Canada/Societe de Fabrication SMTC du Canada and certain of its affiliates (the “Canadian Obligors”) entered into a letter agreement that amends the terms of the Second Amended and Restated Canadian Loan Agreement dated as of August 7, 2007, as amended by letter agreements dated April 2, 2009, August 4, 2009 and December 4, 2009, among Wells Fargo Capital Finance Corporation Canada (formerly known as Wachovia Capital Finance Corporation (Canada)) and the Canadian Obligors (the “Canadian Facility” and, together with the U.S. Facility, the “Credit Facilities”).

The letter agreements (i) extend the repayment schedule and the term of the Credit Facilities to August 2013, (ii) reset the EBITDA and leverage covenants, (iii) eliminate the fixed charge coverage ratio covenant and (iv) reduce the applicable interest rates. The revolving lines of credit now bear interest at prime to prime plus 1%, the term loans from EDC now bear interest at LIBOR plus 2.5% to 3.5%, and the term loans from Wells Fargo under the Credit Facilities now bear interest at LIBOR plus 3% to 4%, depending on the achievement of financial performance levels as specified in the agreements.

Under the letter agreements, required repayments of the term loans from EDC for fiscal 2010 are eliminated. Payments are scheduled to recommence on April 1, 2011 as quarterly installments of approximately $925,000, with the remaining amounts outstanding due at maturity. The term loans from Wells Fargo are repayable in quarterly installments of $75,000, with the remaining amounts outstanding due at maturity.

The foregoing summary of the letter agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the letter agreements attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

On May 19, 2010, the Company issued a press release, attached to this Current Report on Form 8-K as Exhibit 99.1, reporting that it had entered into the letter agreements.

Item 9.01.	Financial Statements and Exhibits.

(d)

Exhibit Number	Title

10.1	Letter of amendment dated May 18, 2010 between Wachovia Capital Finance Corporation (Central), Export Development Canada, SMTC Manufacturing Corporation of California, SMTC Manufacturing Corporation of Massachusetts and SMTC Mex Holdings, Inc. (filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended April 4, 2010 filed on May 19, 2010 (File No. 0-31051) and incorporated by reference herein)

10.2	Letter of amendment dated May 18, 2010 between Wells Fargo Capital Finance Corporation Canada (Formerly known as Wachovia Capital Finance Corporation (Canada)) and SMTC Manufacturing Corporation of Canada (filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended April 4, 2010 filed on May 19, 2010 (File No. 0-31051) and incorporated by reference herein)

99.1	Press Release of SMTC Corporation dated May 19, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMTC CORPORATION

Date: May 21, 2010	By:	/S/ JANE TODD
	Name:	Jane Todd
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Title

10.1	Letter of amendment dated May 18, 2010 between Wachovia Capital Finance Corporation (Central), Export Development Canada, SMTC Manufacturing Corporation of California, SMTC Manufacturing Corporation of Massachusetts and SMTC Mex Holdings, Inc. (filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended April 4, 2010 filed on May 19, 2010 (File No. 0-31051) and incorporated by reference herein)

10.2	Letter of amendment dated May 18, 2010 between Wells Fargo Capital Finance Corporation Canada (Formerly known as Wachovia Capital Finance Corporation (Canada)) and SMTC Manufacturing Corporation of Canada (filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended April 4, 2010 filed on May 19, 2010 (File No. 0-31051) and incorporated by reference herein)

99.1	Press Release of SMTC Corporation dated May 19, 2010